UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ART’S-WAY MANUFACTURING CO., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ART’S-WAY MANUFACTURING CO., INC.
5556 Highway 9
Armstrong, Iowa, 50514-0288
Ph: (712) 864-3131

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, APRIL 28, 2011

To our Stockholders:

The 2011 Annual Meeting of the Stockholders (the “2011 Annual Meeting”) of Art’s-Way Manufacturing Co., Inc. (the “Company”) will be held on Thursday, April 28, 2011, at the offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the 2011 Annual Meeting will begin at 9:45 a.m. Central Time (“CT”). The 2011 Annual Meeting will commence at approximately 10:00 a.m. CT. The purposes of the 2011 Annual Meeting are to:

(1)	Elect seven (7) directors to our Board of Directors to serve until the next annual meeting of stockholders or until such time as their successors are elected and qualified;

(2)	Approve the 2011 Equity Incentive Plan, which will replace our 2007 Non-Employee Directors’ Stock Option Plan and our 2007 Employee Stock Option Plan; and

(3)	Consider and vote upon a proposal to ratify the appointment of Eide Bailly LLP as the Company’s Independent Registered Public Accountant for the 2011 fiscal year.

Any action may be taken on any one of the foregoing proposals at the 2011 Annual Meeting on the date specified above, or on any date or dates to which the 2011 Annual Meeting may be adjourned. The Board of Directors is not aware of any other business to come before the 2011 Annual Meeting. The foregoing proposals are described more fully in the enclosed proxy statement (the “Proxy Statement”). If you have any questions regarding the information contained in the Proxy Statement or regarding the completion of the enclosed proxy card or would like directions to the 2011 Annual Meeting, please call the Company at (712) 864-3131.

Only stockholders that were listed on the Company’s records at the close of business on Friday, March 4, 2011, the record date set by the Board of Directors for the meeting, are entitled to notice of the 2011 Annual Meeting and to vote at the 2011 Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed.

All stockholders are cordially invited to attend the 2011 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests all stockholders of record to promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the 2011 Annual Meeting. The proxy is revocable and will not be used if you attend and vote at the 2011 Annual Meeting in person or otherwise provide notice of your revocation. Please mail your executed proxy card to the Company’s stock transfer agent in the enclosed envelope.

By order of the Board of Directors,

/s/ J. Ward McConnell, Jr.
Executive Chairman of the Board and Director
Armstrong, Iowa
March 25, 2011

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on April 28, 2011:
The Notice, Proxy Statement, Form of Proxy Card, and Annual Report on Form 10-K are available at
http://www.artsway-mfg.com/investor-relations/

Proxy Statement
2011 Annual Meeting of Stockholders
Thursday, April 28, 2011
10:00 a.m. CT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Art’s-Way Manufacturing Co., Inc., a Delaware corporation (the “Company”), for use at the 2011 Annual Meeting of Stockholders of the Company to be held on Thursday, April 28, 2011 (the “2011 Annual Meeting”), and at any adjournment thereof. The 2011 Annual Meeting will be held at the offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the 2011 Annual Meeting will begin at approximately 9:45 a.m. Central Time (“CT”). The 2011 Annual Meeting will commence at approximately 10:00 a.m. CT. This solicitation is being made by mail; however, the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone, facsimile or letter. Distribution of this Proxy Statement and the proxy card via U.S. Mail is scheduled to begin on or about March 25, 2011.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on April 28, 2011:
The Notice, Proxy Statement, Form of Proxy Card, and Annual Report on Form 10-K are available at
http://www.artsway-mfg.com/investor-relations/

QUESTIONS AND ANSWERS ABOUT THE 2011 ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:
The Company is soliciting your proxy vote at the 2011 Annual Meeting because you owned of record one or more shares of common stock of the Company at the close of business on Friday, March 4, 2011, the record date for the meeting, and are therefore entitled to vote at the 2011 Annual Meeting.

Q:	What is a proxy?

A:
A proxy is your legal designation of another person or persons (the “proxy” or “proxies,” respectively) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving J. Ward McConnell, Jr. and David R. Castle, the proxies, the authority to vote your shares of common stock at the 2011 Annual Meeting in the manner you indicate on your proxy card. If you do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board of Directors. The proxies are authorized to vote in their discretion if other matters are properly submitted at the 2011 Annual Meeting, or any adjournments thereof.

Q:	When and where is the 2011 Annual Meeting?

A:
The 2011 Annual Meeting will be held on Thursday, April 28, 2011, at the offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the meeting will begin at approximately 9:45 a.m. CT. The 2011 Annual Meeting will commence at approximately 10:00 a.m. CT.

Q:             What am I voting on?

A:             You are voting on the following matters:

•	Proposal 1 — The election of the seven (7) directors named in this Proxy Statement;
•	Proposal 2 — The approval of the 2011 Equity Incentive Plan, which will replace the Company’s 2007 Non-Employee Directors’ Stock Option Plan and our 2007 Employee Stock Option Plan;
•	Proposal 3 —The ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accountant for the 2011 fiscal year.

Q:             What does the Board recommend?

A:             The Board recommends a vote:

•	FOR the election of its seven director nominees (see Proposal 1);
•	FOR the approval of the 2011 Equity Incentive Plan to replace our 2007 Non-Employee Directors’ Stock Option Plan and our 2007 Employee Stock Option Plan (see Proposal 2);
•	FOR the ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accountant for the 2011 fiscal year (see Proposal 3).

Q:	How many votes do I have?

A:
On any matter which may properly come before the 2011 Annual Meeting, each stockholder entitled to vote thereon will have one (1) vote for each share of common stock owned of record by such stockholder as of the close of business on Friday, March 4, 2011.

Q:	How many shares of common stock may vote at the 2011 Annual Meeting?

A:
At the close of business on Friday, March 4, 2011, there were 4,016,852 outstanding shares of common stock. This means that there may be 4,016,852 votes on any matter presented at the 2011 Annual Meeting.

Q:	What vote is required to approve each of the Proposals?

A:
Proposal 1 – Election of Directors — With respect to the election of directors, the seven (7) nominees receiving the greatest number of votes relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented (in person or by proxy) at the 2011 Annual Meeting. Although directors are elected by plurality vote, the presence (in person or by proxy) of stockholders representing an aggregate of at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum for the election of directors.

Proposal 2 – Approval of the 2011 Equity Incentive Plan — Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2011 Annual Meeting (whether in person or by proxy) will result in the stockholders’ approval of the 2011 Equity Incentive Plan.

Proposal 3 – Ratification of the Appointment of Eide Bailly LLP as the Company’s Independent Registered Public Accountant for the 2011 fiscal year — Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2011 Annual Meeting (whether in person or by proxy) will result in the stockholders’ ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accountant for the 2011 fiscal year.

Q:	Do stockholders have cumulative voting rights?

A:
Stockholders do not have cumulative voting rights with respect to the election of directors or any other matter, which means that stockholders will not be able to cast all of their votes for a single director nominee. The cumulative voting method would entitle a stockholder to multiply the number of shares owned of record by such stockholder by the number of director positions being voted upon and then cast a number of votes equal to such total for only one nominee. Instead, stockholders will only be able to cast one vote per share owned of record for each director nominee (up to seven nominees) at the 2011 Annual Meeting. Accordingly, a holder of 100 shares will only be able to cast 100 shares for each nominee (up to the number of directorships up for election) and will not instead be able to cast 700 shares for a single nominee (or distribute votes in any other manner).

Q:	What constitutes a quorum?

A:
Transaction of business may occur at the 2011 Annual Meeting if a quorum is present. The presence in person or by proxy of stockholders holding at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum. On Friday, March 4, 2011, the Company had 4,016,852 issued and outstanding shares of common stock and, therefore, the presence of 2,008,427 shares will constitute a quorum for the transaction of business at the 2011 Annual Meeting. If you submit a proxy or vote in person at the meeting, your shares will be counted in determining whether a quorum is present at the 2011 Annual Meeting. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q.	What is the effect of abstentions and withhold votes?

A:
You may either vote FOR or WITHHOLD authority to vote for each nominee for the Board of Directors. If you withhold authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. You may vote FOR, AGAINST or ABSTAIN the remaining proposals. If you abstain from voting on any of these proposals, your shares will be deemed present but will not be deemed to have voted in favor of the proposal. An abstention therefore has the same effect as a vote against the proposal.

If you just sign and submit your proxy card without voting instructions, your shares will be voted FOR each director nominee and other proposal.

Q:	What is the effect of broker non-votes?

A:
Shares that are held by stock brokers in “street name” may be voted by the stock broker on “routine” matters, such as ratification of our independent registered public accountant. To vote on “non-routine” matters, the stock broker must obtain stockholder direction. When the stock broker does not vote the shares, the stock broker’s abstention is referred to as a “broker non-vote.”

Brokers do not have discretion to vote shares for the election of directors, approval of the 2011 Equity Incentive Plan, or any other non-routine matters that may be brought before the meeting. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of these proposals. Brokers will have discretion to vote on the ratification of Eide Bailly LLP as the Company’s independent registered public accountant for the 2011 fiscal year if you do not provide voting instructions.

Broker non-votes will be considered present for quorum purposes at the 2011 Annual Meeting. Broker non-votes in connection with the election of directors are not deemed “votes cast,” and, since directors are elected by a plurality, will have no effect on the election.

For the remaining proposals and any other business matters that may be brought before the meeting, the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the 2011 Annual Meeting is required to pass the proposal. Broker non-votes will be counted as present and will not be counted as a vote in favor of non-routine matters, if any, and will therefore have the same effect as a vote against such matters at the 2011 Annual Meeting.

Q:	How do I vote my shares?

A:	If you are a stockholder of record, you may vote your shares of common stock at the 2011 Annual Meeting using either of the following methods:

•
Proxy Card. The enclosed proxy card is a means by which a stockholder may authorize the voting of his, her, its or their shares of common stock at the 2011 Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the 2011 Annual Meeting in accordance with the stockholder’s directions. The Company urges you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to the Company’s stock transfer agent, American Stock Transfer and Trust Company, in the enclosed envelope. If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the Board of Director’s nominees for directors, FOR the approval of the 2011 Equity Incentive Plan and FOR the ratification of the appointment of Eide Bailly LLP as the Company’s independent public accountant for the 2011 fiscal year.

•
In person at the 2011 Annual Meeting. All stockholders of record as of Friday, March 4, 2011 may vote in person at the 2011 Annual Meeting. Even if you plan to attend the 2011 Annual Meeting, we recommend that you submit your proxy card ahead of time so that your vote can be counted if you later decide not to attend.

You are a “beneficial owner” of shares held in “street name,” rather than a “stockholder of record,” if your shares are held in the name of a stock broker, bank, trust or other nominee as a custodian, and this Proxy Statement and the accompanying Notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your stock broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the 2011 Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	Can I change my vote after I have mailed in my proxy card?

A:	Proxies solicited by the Board of Directors may be revoked at any time prior to the 2011 Annual Meeting. No specific form of revocation is required. You may revoke your proxy by:

•	Voting in person at the 2011 Annual Meeting;
•	Returning a later-dated signed proxy card; or
•	Giving personal or written notice of the revocation to the Company’s President and Chief Executive Officer, Carrie Majeski, at the commencement of the 2011 Annual Meeting.

If your shares are held in “street name” through a broker or other nominee, you will need to contact that nominee if you wish to change your voting instructions.

Q:	How will my shares be voted if I do not specify how they should be voted or if I vote for too few or too many choices on the proxy card?

A:
If you are a record holder and do not mark any choices for the election of directors on the proxy card, then the proxies solicited by the Board of Directors will be voted FOR the nominees recommended for election by the Board of Directors. You may wish to vote for less than seven (7) director candidates. In such case, your shares will only be voted for the director candidate(s) you have selected. If you mark contradicting choices on the proxy card, such as both FOR and WITHHOLD for a director candidate, your shares will not be voted with respect to the director candidate for which you marked contradicting choices.

If you are a record holder and do not mark a choice with respect to the approval of any proposal other than the election of directors, then the proxies solicited by the Board of Directors will be voted FOR the approval of the proposals. If you mark contradicting choices on your proxy card, such as a mark both FOR and AGAINST the approval of a proposal, then your shares will not be counted either for or against the proposal for which you have marked contradicting choices.

If you are a street name holder and do not submit specific voting instructions to your broker, the organization that holds your shares may generally vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not submit specific voting instructions to your broker, the shares will be treated as “broker non-votes.” Broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be considered shares entitled to vote on the proposal and will not be treated as affirmative or opposing votes. The proposal to ratify the appointment of Eide Bailly LLP as our independent registered public accountant is considered routine and therefore may be voted upon by your broker if you do not give instructions to your broker. However, brokers will not have discretion to vote your shares on the election of directors or approval of the 2011 Equity Incentive Plan. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of the election of director nominees at the 2011 Annual Meeting, and will have the same effect as a vote against the 2011 Equity Incentive Plan.

Q:	Who can attend the 2011 Annual Meeting?

A:
All stockholders of record as of the close of business on Friday, March 4, 2011, may attend the 2011 Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or other nominee as custodian (i.e., in street name), we may request proof of your beneficial ownership as of the record date, such as an account statement, a copy of the voting instruction card provided by your custodian, a “legal proxy” provided by your custodian, or other similar evidence of ownership.

Q:             What is the record date for the 2011 Annual Meeting?

A:             The Board of Directors has fixed Friday, March 4, 2011, as the record date.

Q:	Who will count the votes?

A:
All proxies submitted to the Company will be tabulated by our stock transfer agent, American Stock Transfer and Trust Company. All shares voted by stockholders of record present in person at the 2011 Annual Meeting will be tabulated by our Director of Finance.

Q:	Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners.

Q:	How do I nominate a candidate for election as a director at next year’s Annual Meeting?

A:
Nominations for director are made by the Board of Directors. Stockholders may nominate a candidate for director for the 2012 Annual Meeting by following the procedures explained below in this Proxy Statement under the caption “CORPORATE GOVERNANCE - Selection of Director Nominees” and contained in the rules and regulations of the Securities and Exchange Commission.

Q:	What is a stockholder proposal?

A:
A stockholder proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the stockholders. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for stockholders to vote on the matter via the proxy card. The deadlines and procedures for submitting stockholder proposals for the 2012 Annual Meeting are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are stockholder proposals and director nominations due for the 2012 Annual Meeting?

A:
In order to be considered for inclusion in next year’s proxy statement, stockholder proposals, including director nominations, must be submitted in writing to the Company no later than November 30, 2011 (approximately 120 days prior to the one year anniversary of the mailing of this Proxy Statement). The Company suggests that proposals for the 2012 Annual Meeting of Stockholders be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Stockholders who intend to present a proposal or director nomination at the 2012 Annual Meeting of Stockholders without including such proposal or nomination in the Company’s proxy statement must, pursuant to the Company’s bylaws (as amended February 27, 2004), deliver to the Company notice of such proposal no earlier than January 29, 2012 (approximately 90 days prior to the one year anniversary of this year’s meeting) and no later than February 28, 2012 (approximately 60 days prior to the one year anniversary of this year’s meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If a stockholder proposal intended to be submitted to the 2012 Annual Meeting of Stockholders does not comply, as determined in the chairman’s discretion, with the timeframes and other procedures established by the Company’s bylaws, the proposal will be disregarded.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is currently composed of seven directors. Seven directors will be elected at the 2011 Annual Meeting to hold office until the 2012 Annual Meeting of Stockholders or until the successor of each shall be elected and qualified in accordance with the Company’s Bylaws. All seven of the nominees named herein are presently serving as members of the Board of Directors. The Company has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected. If for any reason any nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board of Directors or the Board of Directors may reduce the size of the Board of Directors.

The seven nominees receiving the greatest number of affirmative votes cast will be elected as directors. Except as otherwise directed on the proxy cards, the proxies will vote all valid proxies for the seven nominees identified below.

Nominees for Election as Directors at the 2011 Annual Meeting

The Board of Directors has recommended the following persons as nominees for election as directors at the 2011 Annual Meeting:

Nominee Name	Age (as of Annual Meeting)	Year First Became a Director
J. Ward McConnell, Jr.	79	1996
Marc H. McConnell	32	2001
Thomas E. Buffamante	58	2003
David R. Castle	61	2000
Fred W. Krahmer	41	2006
James Lynch	65	2006
Douglas McClellan	60	1987

Certain biographical information relating to each of the director nominees is set forth below:

J. WARD McCONNELL, JR., Executive Chairman of the Board, Director. Mr. McConnell has been a private investor for more than nine years. Mr. McConnell was a director from 1996 to 2001 and returned and has served since February 2002. Our Executive Vice Chairman and director, Marc H. McConnell, is the son of Mr. McConnell. Mr. McConnell has been the Executive Chairman of the Board of Directors since 2002 and currently resides in Fort Myers, Florida. Among other attributes, skills, and qualifications, the Board believes that Mr. McConnell is uniquely qualified to serve as a director due to his extensive experience in the farm equipment manufacturing industry throughout his career.

MARC H. McCONNELL, Executive Vice Chairman of the Board, Director. Mr. McConnell is currently the President of Bauer Corporation and a director of McConnell Holdings, Inc. and Mountain Aircraft Services, Inc. all companies owned by J. Ward McConnell, Jr.  He has served as a director of the American Ladder Institute since 2004 and was named president of the American Ladder Institute in 2006. Mr. McConnell was also named a director of the Farm Equipment Manufacturers Association in October 2007. Mr. McConnell is currently a Vice Chairman of West Town Savings Bank, located in Chicago, Illinois, since 2009. Mr. McConnell was appointed to the Company’s Board of Directors in July 2001 and has served as Executive Vice Chairman of the Board of Directors since January of 2008. He is the son of our Executive Chairman and director, J. Ward McConnell, Jr., and currently resides in Greenville, North Carolina. Among other attributes, skills, and qualifications, the Board believes that Mr. McConnell’s involvement and experience in the farm equipment manufacturing industry, particularly in leadership positions with similarly situated companies, contribute to his ability to understand the challenges and opportunities facing the Company and to guide its long-term strategies.

THOMAS E. BUFFAMANTE, Director. Mr. Buffamante is a Certified Public Accountant and Director of Buffamante Whipple Buttafaro, P.C., where he has been a director and stockholder of the firm since 1981. Mr. Buffamante has been a director since 2003 and was appointed to our Audit Committee on March 21, 2011.  He currently resides in Great Valley, New York. Among other attributes, skills, and qualifications, the Board believes that Mr. Buffamante is qualified to serve as a director in light of his ability to understand generally accepted accounting principles, internal control over financial reporting, and disclosure controls and procedures, and his experience in analyzing and evaluating financial statements.

DAVID R. CASTLE, Director. Mr. Castle is the retired Director of Operations Worldwide for Avery Weigh-Tronix, LLC, and continues to serve as a director of Avery Weigh-Tronix Holdings, Inc.  Mr. Castle also serves on the board of directors of the non-profit Peterborough Tai Chi Association.  Mr. Castle serves as the Chairman of the Audit Committee and a member of the Compensation and Stock Option Committee. Mr. Castle has been a director since 2000 and currently resides in Ontario, Canada. Among other attributes, skills, and qualifications, the Board believes that Mr. Castle’s experience as a Director of Operations of a manufacturing company allows him to make a valuable contribution to the oversight of the Company’s operations, and enables him to identify and understand trends presented in the Company’s financial statements and results of operations.

FRED W. KRAHMER, Director. Mr. Krahmer has been a practicing attorney with, and member of the board of directors of, Krahmer & Nielsen, PA, since 1997, specializing in agricultural, real estate and estate planning law. He is also active in managing his family’s farming operations based in Martin County, Minnesota. Mr. Krahmer is a director of Profinium Financial, Inc., a banking institution based in southern Minnesota. Mr. Krahmer also serves as a director of various privately-held corporations. He is the Chairman of the Compensation and Stock Option Committee and a member of the Audit Committee. Mr. Krahmer has been a director since 2006 and currently resides in Fairmont, Minnesota. Among other attributes, skills, and qualifications, the Board believes that Mr. Krahmer is uniquely qualified to serve as a director because his professional experience enables him to understand the laws, regulations and issues facing the agricultural industry, as well as to identify tax and other issues that may apply to the Company.

JAMES LYNCH, Director. Mr. Lynch served as the Chief Executive Officer and General Manager of Rydell Chevrolet from 1989 through 1998. He was named President of Rydell Enterprises in 1999 and became Secretary-Treasurer of Rydell Development in 2001. He is an owner of automobile dealerships in the Midwest and West Coast. Mr. Lynch has been a director since 2006 and currently resides in Chatsworth, California. Among other attributes, skills, and qualifications, the Board believes that Mr. Lynch’s leadership experience allows him to identify operations and management strategies that may benefit the Company.

DOUGLAS McCLELLAN, Director. Mr. McClellan currently serves as President of Filtration Unlimited of Akron, New York, where he has held various positions for over six years. He is a member of our Compensation and Stock Option Committee and Audit Committee. Mr. McClellan has been a director since 1987 and currently resides in Clarence, New York. Among other attributes, skills, and qualifications, the Board believes that Mr. McClellan makes unique contributions as a director because he has experience leading a company that is focused on providing exceptional service to its customers and, like the Company, offers custom-manufactured products as necessary.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of a plurality of the shares of common stock present at the 2011 Annual Meeting, represented in person or by proxy, and entitled to vote on the matter is required to elect a nominee to the position of director. The seven nominees receiving the greatest number of votes will be elected as directors.

THE BOARD HAS DETERMINED THAT EACH NOMINEE IS QUALIFIED TO SERVE AS A DIRECTOR AND RECOMMENDS A VOTE “FOR” THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

PROPOSAL 2
APPROVAL OF THE 2011 EQUITY INCENTIVE PLAN

In January 2011, the Board approved the Art's-Way Manufacturing Co., Inc. 2011 Equity Incentive Plan  (the “2011 Plan”), contingent upon approval by the stockholders. If approved, the 2011 Plan will replace the Art’s-Way Manufacturing Co., Inc. 2007 Employee Stock Option Plan and the Art’s-Way Manufacturing Co., Inc. 2007 Non-Employee Directors’ Stock Option Plan (collectively, the “Prior Plans”). If the 2011 Plan receives stockholder approval, no further stock options will be awarded under the Prior Plans. However, all options currently outstanding under the Prior Plans will remain subject to the terms and conditions of the Prior Plans and will be satisfied upon exercise with delivery of shares pursuant to the provisions of the applicable Prior Plan.

In addition to awards of options to purchase Company common stock, the 2011 Plan, if approved, will allow the Board to grant restricted stock awards, restricted stock units, performance awards and stock appreciation rights. In addition, the Board believes that it is in the best interests of the Company to increase the pool of shares that would be reserved for awards under the 2011 Plan, from 400,000 collectively reserved under the Prior Plans, to 500,000 reserved under the 2011 Plan. The Board believes that an equity incentive plan is important to provide a mechanism to offer both management and non-management employees the ability to participate in the long-term growth of the Company.

Summary of the 2011 Plan

The principal provisions of the 2011 Plan are summarized below. This summary is not a complete description of all of the 2011 Plan's provisions, and is qualified in its entirety by reference to the 2011 Plan which is attached to this Proxy Statement as Appendix I. Capitalized terms in this summary not defined in this Proxy Statement have the meanings set forth in the 2011 Plan.

Purpose and Eligible Participants.  The purpose of the 2011 Plan is to secure and retain competent personnel by furnishing equity incentives to those employees (including officers), directors, and consultants upon whose efforts the success of the Company depends. As of the mailing date of this Proxy Statement, approximately 180 employees (including officers), 7 directors, and no consultants are eligible to participate in the 2011 Plan.

Types of Awards.  The 2011 Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Administrator:

 Options. Options may either be incentive stock options ("ISOs") which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options ("NSOs"). Options shall vest as determined by the Administrator, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns more than 10% of the Company’s outstanding shares, in which case the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. The exercise price of each share subject to an NSO shall be determined by the Board at the time of grant but will not be less than the fair market value. Recipients of options have no rights as a stockholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

Restricted Stock Units. Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance Awards. Performance awards, which may be denominated in cash or shares, are earned upon achievement of performance objectives during a performance period established by the Administrator. Recipients of performance awards have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Stock Appreciation Rights. A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price. If a stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right.

Number of Shares.  The stock to be awarded or optioned under this Plan shall consist of authorized but unissued or reacquired shares of common stock. The maximum aggregate number of shares of common stock reserved and available for awards under the 2011 Plan is 500,000, which consists of the sum of the following: (i) 400,000 shares previously reserved for issuance under the Prior Plans and (ii) 100,000 shares not previously reserved for issuance pursuant to an equity incentive compensation arrangement; less shares subject to or issued pursuant to awards (or portions of awards) outstanding under the Prior Plans. As of the date hereof, options to purchase an aggregate of 149,000 shares are outstanding under the Prior Plans. Shares subject to awards granted under the Prior Plans or the 2011 Plan that expire or are terminated or forfeited for any reason, or which are used to pay the exercise price or satisfy the tax withholding obligation applicable to an award, or which represent an award to the extent it is settled in cash, will be remain in the pool of shares available for issuance under the 2011 Plan.

Administration.  Subject to the terms of the 2011 Plan, the Administrator (as defined in the 2011 Plan) will have the discretion to (i) make awards; (ii) determine the terms and conditions of awards, including the number of shares subject to an award, vesting criteria, performance conditions and the manner of exercise; (iii) prescribe the form of agreements to evidence awards; (iv) interpret the 2011 Plan; and (v) make all other determinations necessary or advisable for the administration of the 2011 Plan or any agreement issued thereunder, to the extent permitted by law and the 2011 Plan. The 2011 Plan will initially be administered by the Board of Directors of the Company; provided, however, that the Board may delegate some or all of the administration of the 2011 Plan to a Committee or Committees of non-employee directors. In accordance with NASDAQ listing rules, the Board has delegated to the Compensation and Stock Option Committee the responsibility for approving, or recommending to the Board for approval, awards to the Company’s executive officer(s) under the 2011 Plan.

Amendments. The Administrator may from time to time, insofar as permitted by law, suspend or discontinue the 2011 Plan or revise or amend it in any respect.  However, to the extent required by applicable law or regulation, the Administrator may not, without stockholder approval, revise or amend the 2011 Plan (i) to materially increase the number of shares subject to the 2011 Plan, (ii) to change the designation of participants, including the class of employees, eligible to receive awards, (iii) to decrease the price at which options or stock appreciation rights may be granted, (iv) to cancel options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock, (v) to materially increase the benefits accruing to participants under the 2011 Plan, or (vi) in any manner that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422.

Term. The Administrator may grant awards pursuant to the 2011 Plan until it is discontinued or terminated; provided, however, that ISOs may not be granted after January 26, 2021.

Change of Control. Unless otherwise provided in the terms of an award, upon a change of control of the Company, as defined in the 2011 Plan, the Board shall have the option to provide for any of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the 2011 Plan and the cancellation of any or all awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control;  (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, shall assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; (iv) that holders of outstanding awards shall become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested),  as of the effective date of any such change of control, cash in an amount equal to (a) the holder’s options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights; or (b) for Participants holding awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such change of control.

Payment. Upon exercise of an option granted under the 2011 Plan, and as permitted in the Administrator’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Company common stock, by withholding shares of Company common stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any insider trading policies of the Company), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with Company common stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

Transfer Restrictions. Unless permitted by law and expressly permitted by the Administrator, no award made under the 2011 Plan will be transferable, other than by will or by the laws of descent and distribution. The Administrator may permit a recipient of a NSO to transfer the award by gift to his or her “immediate family” or to certain trusts or partnerships (as defined and permitted by applicable federal securities law).

New Plan Benefits.  The amount of future awards will be determined by the Administrator. The 2011 Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards.  As a result, the Company cannot determine the awards that will be made under the 2011 Plan or that would have been made in the past if the 2011 Plan had been in place. Information concerning awards under the Prior Plans is available in this proxy statement in the following tables and the narrative accompanying them: Summary Compensation Table, Outstanding Equity Awards at 2010 Fiscal Year End, Director Compensation Table for the 2010 Fiscal Year and Equity Compensation Plan Information. On March 4, 2011, the closing price of our common stock was $11.08.

Federal Income Tax Matters

   Options.  Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the 2011 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

   ISOs granted under the 2011 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

   Restricted Stock Awards.  Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units.  A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

   Performance Awards.  A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

   Stock Appreciation Rights.  Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

   The foregoing is only a summary of the effect of U.S. federal income taxation with respect to the grant and exercise of awards under the 2011 Plan. It does not purport to be complete, and does not discuss the tax consequences of an individual’s death or the provisions of the income tax laws of any municipality, state or foreign country in which any eligible individual may reside.

Other Information

   Other than as a result of their right to participate in the 2011 Plan, no person who was a director or executive officer of us in the year ended November 30, 2010 or who is a nominee for director at the meeting, or any associate of theirs, has any substantial interest in this proposal.

Required Vote and Recommendation

   Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2011 Annual Meeting (whether in person or by proxy) will result in the stockholders’ approval of the 2011 Equity Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2011 EQUITY INCENTIVE PLAN.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM

The Board of Directors, acting on the recommendation of the Company’s Audit Committee, has selected Eide Bailly LLP as the Company’s independent registered public accountant for the fiscal year ending November 30, 2011 (the “2011 fiscal year”). Eide Bailly LLP has been the Company’s independent registered public accountant since July 2006. The firm has advised the Company that it has no relationship to the Company except that of independent public accountant.

A representative of Eide Bailly LLP is expected to be present at the 2011 Annual Meeting of Stockholders. Such representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding audit of the financial statements.

Audit Fees

The following table presents fees for professional services billed by Eide Bailly LLP to the Company for the audit of the Company’s annual financial statements, the review of the Company’s interim financial statements, and related services for the fiscal years ended November 30, 2010, and November 30, 2009.

Category	Fiscal Year	Fees
Audit Fees(1)	2010	73,600
	2009	$ 68,600

Audit-Related Fees(2)	2010	26,350
	2009	$ 25,570

Tax Fees(3)	2010	14,460
	2009	$ 15,095

All Other Fees(4)	2010	2,300
	2009	$ 0

(1)
Audit fees represent fees billed for each of the last two fiscal years for professional services provided for the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements in connection with the filing of current and periodic reports.

(2)	Audit-related fees represent fees billed for review of the Company’s quarterly financial statements in connection with the filing of periodic reports.

(3)	Tax fees represent fees billed for each of the least two fiscal years for tax compliance, tax advice and tax planning which included preparation of tax returns.

(4)
Other fees represent fees billed in relation to review of the Company’s proxy statement, attendance at the Company’s annual meeting, and providing consent to the Company’s Registration Statement on Form S-8.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approved the engagement of Eide Bailly LLP as the Company’s principal independent registered public accountant to perform audit services for the Company. The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms of those services, to be performed for the Company by its independent auditor prior to engagement. One hundred percent (100%) of the audit services, audit-related services and tax-related services referenced above were pre-approved by our Audit Committee.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of the stockholders holding a majority of the shares of common stock represented at the 2011 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to ratify the selection of the independent public accountant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT.

OTHER INFORMATION

CORPORATE GOVERNANCE

Our Board of Directors has seven members: Thomas E. Buffamante, David R. Castle, Fred W. Krahmer, James Lynch, Douglas McClellan, J. Ward McConnell, Jr. and Marc H. McConnell. All of our Directors are “independent” within the definition provided by NASDAQ Rule 5605, with the exception of J. Ward McConnell, Jr. and Marc H. McConnell. The Board has determined that J. Ward McConnell, Jr. is not independent due to his receipt of payments from the Company as compensation for services he has provided as Executive Chairman. The Board further determined that Marc H. McConnell is not independent due to his familial relationship with J. Ward McConnell, Jr. In addition, in determining independence, the Board considered that Art’s-Way Vessels, Inc. made a sale of pressure vessels to an entity owned by J. Ward McConnell, Jr. and for which Marc H. McConnell is a director and is involved in the management of the Company. See “Certain Transactions and Business Relationships.”

The Board of Directors held four meetings during the 2010 fiscal year. Each director attended at least 75% of the total number of Board meetings held while the director served during the 2010 fiscal year and the total number of meetings held by all committees of the Board of Directors on which the director served, if any, during the 2010 fiscal year. The Board of Directors encourages all directors to attend the Company’s annual meetings, but does not have a formal attendance policy. The Company’s last annual meeting of the stockholders held on April 30, 2010 was attended by all of our directors.

The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee. The Board of Directors as a whole functions as the Company’s Nominating Committee.

The Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the company. The Audit Committee provides oversight of management with respect to enterprise-wide risk management, which focuses primarily on risks relating to commodity pricing (primarily steel), the Company’s ability to maintain appropriate levels of credit and insurance coverage, and financial and accounting, legal and compliance risks, including oversight of inventory accounting and other internal controls over financial reporting. In addition, the Compensation and Stock Option Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Compensation and Stock Option Committee also reviews compensation and benefits plans affecting employees in addition to those applicable to the executive officer. We have determined that it is not reasonably likely that compensation and benefit plans create risks that would have a material adverse effect on the Company. The full Board considers strategic risks and opportunities and regularly receives detailed reports from management and the committees, with respect to their areas of responsibility for risk oversight.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Executive Chairman of the Board in recognition of the differences between the two roles. The CEO is responsible for the day to day leadership and performance of the Company, while J. Ward McConnell, Jr., as the Executive Chairman of the Board, provides guidance to the CEO and sets the strategic direction for the Company and sets the agenda for Board meetings and presides over meetings of the full Board. In order to facilitate succession planning, the Board has designated Marc H. McConnell as Executive Vice Chairman.

Because the Board has determined that neither of our Executive Chairman or Executive Vice Chairman satisfy the definition of “independence” as set forth in NASDAQ Rule 5605, our Board of Directors has appointed Jim Lynch to serve as “presiding director” over all executive sessions of independent directors, which are required under NASDAQ rules. The Board generally holds executive sessions four times a year.

Code of Ethics

The Company has adopted a Code of Ethics (the “Code”), which is applicable to all directors, officers and employees of the Company. The Code covers all areas of professional conduct, including customer and supplier relationships, conflicts of interest, insider trading, confidential information, accuracy of company records, public disclosures, contact with government officials, and workplace behavior. It requires strict adherence to all laws and regulations applicable to our business. Persons who are subject to the Code are required to bring any violations and suspected violations of the Code to the Company’s attention, through their supervisor, management, outside legal counsel, or by confidentially contacting the Chairman of the Audit Committee. The Code of Ethics is posted to our website at http://www.artsway-mfg.com/investor-relations/. We intend to include on our website, within the time period required by form 8-K, any amendment to, or waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, and that relates to any element of the Code of Ethics definition enumerated in Item 406(b) of Regulation S-K.

Audit Committee

The principal functions of the Audit Committee are to evaluate and review the Company’s financial reporting process and systems of internal controls. The Audit Committee evaluates the independence of the Company’s independent auditor, recommends selection of the Company’s independent auditor to the Board of Directors, approves fees to be paid to our independent auditor, and reviews the Company’s financial statements with management and the independent auditor. The Audit Committee has recommended to the Board of Directors the appointment of Eide Bailly LLP to serve as the Company’s independent auditor for the 2011 fiscal year.

The Audit Committee operates under a written charter, which is available on our website at http://www.artsway-mfg.com/investor-relations/. Under the charter, the Audit Committee must be comprised of not less than three members of the Board of Directors and its composition must otherwise satisfy NASDAQ requirements applicable to audit committees. The members of the Company’s Audit Committee are David R. Castle (Chairman), Douglas McClellan, Fred W. Krahmer, and Thomas E. Buffamante, all of whom have been determined by the Board of Directors to be independent under the definition of “independence” provided by NASDAQ Rule 5605 and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has determined that each Mr. Castle and Mr. Buffamante is an “audit committee financial expert” as defined by applicable SEC regulations. The Audit Committee held eleven meetings during the 2010 fiscal year.

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed to be filed with the Securities and Exchange Commission (“SEC”) or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the reference in any such document.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accountant is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

The members of the Audit Committee, including Mr. Buffamante, who participated in Audit Committee meetings prior to his formal appointment on March 21, 2011, have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended November 30, 2010. The members of the Audit Committee have discussed with Eide Bailly LLP, the Company’s independent auditor, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The members of the Audit Committee have received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the audit committee concerning independence, and the members of the Audit Committee have discussed with Eide Bailly LLP their independence from management and the Company. The members of the Audit Committee have considered whether the provision of services by Eide Bailly LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q are compatible with maintaining Eide Bailly LLP’s independence, and have determined that they are compatible and do not impact Eide Bailly LLP’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above should be included in our Annual Report on Form 10-K accompanying this Proxy Statement and filed with the Securities and Exchange Commission for the fiscal year ended November 30, 2010.

Audit Committee

David R. Castle, Chairman
Fred W. Krahmer
Douglas McClellan
Thomas E. Buffamante

Compensation and Stock Option Committee

The members of the Compensation and Stock Option Committee are Fred W. Krahmer (Chairman), David R. Castle, and Douglas McClellan, all of whom are independent within the definition of “independence” provided by NASDAQ’s Corporate Governance Rule 5605. It does not currently operate pursuant to a written charter.

The Board has authorized the Compensation and Stock Option Committee to review and advise management on a broad range of compensation policies, such as salary ranges and incentive programs, for employees, although the Company’s executive officer is responsible for establishing specific terms of compensation for Company employees who are not subject to Section 16 of the Securities Exchange Act of 1934. It is also responsible for recommending to the Board of Directors the base salaries, salary increases, equity awards and other benefits for the Company’s executive officer. The Board of Directors retains authority to set director compensation. Additionally, the Compensation and Stock Option Committee administers the Company’s 2007 Employee Stock Option Plan and grants stock options pursuant to such plan. Although the Board of Directors administers the Company’s 2007 Non-Employee Director Stock Option Plan and will initially administer the 2011 Equity Incentive Plan if it is approved by stockholders, the Compensation and Stock Option Committee will remain responsible for recommending to the Board any equity awards to the Company’s chief executive officer, and the Board of Directors may delegate to the Compensation and Stock Option Committee additional administrative duties for the 2011 Equity Incentive Plan in the future. Neither the Compensation and Stock Option Committee nor the Board of Directors engages compensation consultants to assist in determining or recommending the amount or form of compensation for executive officers or directors. Because the Compensation and Stock Option Committee and the Board are comprised entirely of non-employee directors, executive officers do not have any role in determining or recommending the amount or form of executive officer or director compensation. The Compensation and Stock Option Committee may delegate its responsibilities to subcommittees to the extent permitted by applicable laws and regulations; however, such subcommittees are not permitted to have decision-making authority and are required to report regularly to the full Compensation and Stock Option Committee. The Compensation and Stock Option Committee had one meeting during the 2010 fiscal year.

Nominating Committee

The Board of Directors as a whole performs the functions of a Nominating Committee. Each of our directors has been determined by the Board of Directors to be independent under the definition of “independence” provided by NASDAQ’s Corporate Governance Rule 5605, with the exception of J. Ward McConnell, Jr. and Marc H. McConnell for the reasons identified above. Because the Board of Directors is comprised solely of persons who are not employees or officers of the Company and a majority of our directors are independent, the Board does not deem it necessary to have a separate Nominating Committee. In accordance with NASDAQ requirements, all seven of the director nominees for the 2011 Annual Meeting were approved by a majority of the independent directors. The Board of Directors met once during the 2010 fiscal year for the purpose of evaluating candidates for director nominees.

The principal purpose of the Board of Directors, acting as the Nominating Committee, is to identify and evaluate qualified individuals for membership on the Board of Directors. The Board of Directors annually considers the size, composition and needs of the Board in evaluating director candidates and recommends director nominees for election at each annual meeting of stockholders. The Board operates pursuant to a written charter, which is available on our website at http://www.artsway-mfg.com/investor-relations/.

Selection of Director Nominees

In selecting nominees for directors, the Board of Directors, acting as the Company’s Nominating Committee, will consider all candidates submitted, including incumbent Board members, based upon the qualifications of the candidates, the business and financial experience of the candidates, the experience of the candidates serving on public company boards of directors, and other skills sets deemed appropriate by the Board of Directors to enact the mission and business purposes of the Company. Our Criteria and Policies for Director Nominations (the “Nominations Policies”), which were adopted by the Board of Directors, acting as the Company’s Nominating Committee, on July 28, 2009 and are attached as Annex A to the Nominating Committee Charter, specify that directors must have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with the Company’s business and industry, having high moral character and mature judgment and being able to work collegially with others.

In addition, diversity is a factor in evaluating director nominees. The Nominations Policies do not restrict the criteria that the Board of Directors can consider when evaluating diversity. The Board of Directors typically considers diversity of experience, skills, geographic representation and background as factors in the selection of new director nominees, with the goal of assembling a board of directors with complementary skill sets and viewpoints. The Board has not adopted a standalone diversity policy at this time. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Currently, the Company does not engage any third parties, for a fee or otherwise, to identify or evaluate potential nominees. The Board of Directors will consider director candidates recommended by holders of the Company’s common stock on the same basis as any other candidate submitted for consideration as a nominee. No nominations for candidates were received from any holders of common stock for the 2011 Annual Meeting.

In order for a candidate to be considered for nomination by the Board of Directors, a stockholder must submit to the attention of the Chief Executive Officer of the Company a written recommendation that contains the following information:

(1)	the full name and address of the stockholder submitting the recommendation;
(2)	the number of shares of common stock of the Company owned by the stockholder submitting the recommendation;
(3)	the full name and address of the director candidate;
(4)	the age of the director candidate;
(5)	a five-year business history of the director candidate;
(6)	the amount of common stock of the Company owned by the director candidate;
(7)	whether the director candidate can read and understand basic financial statements;
(8)	the director candidate’s other board memberships, if any;
(9)	any family relationships between the director candidate and any executive officer or current director of the Company;
(10)	any business transactions between the director candidate or the candidate’s business and the Company;
(11)	a written consent of the director candidate to be named in the Company’s proxy statement and to serve as a director if elected; and
(12)	a written consent of the stockholder submitting the recommendation to be named in the Company’s proxy statement.

Additionally, any holder of common stock nominating a candidate is encouraged to set forth any other qualifications which he or she believes the candidate has to serve as director of the Company and the reasons why the holder believes the candidate should be elected to the Board of Directors of the Company. The Board of Directors may require the stockholder or nominee to furnish additional information to evaluate the nominee’s suitability. In the event a stockholder does not comply with the nomination process described in this Proxy Statement, the proposed nomination may be declared defective and disregarded.

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals, including director nominations, must be submitted in writing to the Company no later than November 30, 2011 (approximately 120 days prior to the one year anniversary of the mailing of this Proxy Statement). Pursuant to the Company’s bylaws (as amended February 27, 2004), stockholders who intend to present a proposal or director nomination at the 2012 Annual Meeting of Stockholders without including such proposal or nomination in the Company’s proxy statement must deliver to the Company notice of such proposal no earlier than January 29, 2012 (approximately 90 days prior to the one year anniversary of this year’s meeting) and no later than February 28, 2012 (approximately 60 days prior to the one year anniversary of this year’s meeting).

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any holder of common stock wishing to communicate with the Board of Directors about any matter involving the business or operations of the Company should send the communication, in written form, to the CEO of the Company at the Company’s principal place of business at 5556 Highway 9, Armstrong, Iowa, 50514-0288. The CEO of the Company will promptly send the communication to each member of the Board of Directors.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

The following table sets forth the name and address of the persons known to the Company who beneficially own more than 5% of the issued and outstanding shares of common stock of the Company as of March 4, 2011.

Title of Class	Name of and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Common Stock	J. Ward McConnell, Jr. 4309 Mariner Way Ft. Myers, Florida 33919	1,546,991 shares(3)	38.47%

Common Stock	Joseph R. Dancy 1007 Beaver Creek Duncanville, Texas 75137	314,800 shares(4)	7.84%

(1)	Beneficial ownership is determined in accordance with SEC rules and generally includes holding, voting and investment power with respect to the securities.
(2)	Based on 4,016,852 shares issued and outstanding as of March 4, 2011.
(3)
Includes 1,542,991 shares held in the J. Ward McConnell, Jr. Living Trust, of which the reporting person has sole investment and voting power, and 4,000 shares underlying currently exercisable options.

(4)
As set forth in the Schedule 13G/A filed January 24, 2011, includes 122,100 shares held by Mr. Joseph R. Dancy, individually, 47,200 shares held by Ms. Victoria A. Dancy, individually, and 144,500 shares held by LSGI Technology Venture Fund L.P., a Texas limited partnership (“LSGI Fund”), and 1,000 shares held by LSGI Advisors Inc., a Texas corporation of which Mr. Dancy is the sole owner and officer, and which is the general partner of LSGI Fund. Mr. Dancy, Victoria A. Dancy, the Joseph R. Dancy Irrevocable Trust (for the benefit of Joseph R. Dancy), the Victoria A. Dancy Irrevocable Trust (for the benefit of Victoria A. Dancy), Mr. and Mrs. Dancy’s two minor children, and LSGI Advisors are limited partners of the LSGI Fund. Mr. and Mrs. Dancy have disclaimed beneficial ownership of 144,174 shares and 220,074 shares, respectively, except to the extent of their pecuniary interests therein.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table shows certain information with respect to the Company’s common stock beneficially owned by directors and executive officers of the Company as of March 4, 2011. The shares shown as beneficially owned include shares which executive officers and directors are entitled to acquire pursuant to outstanding stock options exercisable within 60 days of March 4, 2011.

Name of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Thomas E. Buffamante	Director	19,000 shares(3)	*
David R. Castle	Director	14,000 shares(4)	*
Fred W. Krahmer	Director	9,586 shares(5)	*
James Lynch	Director	13,600 shares(6)	*
Douglas McClellan	Director	49,000 shares(7)	1.22%
J. Ward McConnell, Jr.	Executive Chairman of the Board and Director	1,546,991 shares(8)	38.47%
Marc H. McConnell	Executive Vice Chairman of the Board and Director	12,250 shares(9)	*
Carrie Majeski	President, CEO & CFO	30,000 shares(10)	*
Directors and Executive Officers as a Group (8 individuals)		1,694,427 shares(11)	41.54%

*	Less than 1%
(1)	Beneficial ownership is determined in accordance with SEC rules and generally includes holding, voting and investment power with respect to the securities.
(2)	Based on 4,016,852 shares issued and outstanding as of March 4, 2011.
(3)	Includes 6,000 shares which can be purchased within 60 days of March 4, 2011 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan.
(4)	Includes 8,000 shares which can be purchased within 60 days of March 4, 2011 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan.
(5)	Includes 4,000 shares which can be purchased within 60 days of March 4, 2011 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan.
(6)	Includes 2,000 shares which can be purchased within 60 days of March 4, 2011 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan.
(7)	Includes 8,000 shares which can be purchased within 60 days of March 4, 2011 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan.
(8)
Includes 1,542,991 shares held in the J. Ward McConnell, Jr. Living Trust, of which the reporting person has sole investment and voting power, and 4,000 shares which can be purchased within 60 days of March 4, 2011 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan.

(9)
Includes 250 shares held indirectly by Mr. McConnell’s spouse and 2,000 shares which can be purchased within 60 days of March 4, 2011 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan.

(10)	Includes 28,000 shares which can be purchased within 60 days of March 4, 2011 pursuant to stock options granted and exercisable under the 2007 Employee Stock Option Plan.
(11)
Includes 34,000 shares which can be purchased within 60 days of March 4, 2011 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan and 28,000 shares which can be purchased within 60 days of March 4, 2011 pursuant to stock options granted and exercisable under the 2007 Employee Stock Option Plan.

EXECUTIVE OFFICERS

Carrie Majeski, age 35, is currently serving as our President and Chief Executive Officer and Chief Financial Officer. Ms. Majeski joined the Company as Chief Financial Officer in July 2004 and was appointed to the additional roles of President and Chief Executive Officer on October 18, 2007. Prior to joining Art’s-Way, Ms. Majeski was responsible for all of the functions of a controller at Tyco Plastics of Fairmont, Minnesota.

EXECUTIVE COMPENSATION

The compensation philosophy of the Company is to provide a compensation package to officers that will maximize long-term stockholder value. The components of officer compensation, including that of Ms. Majeski, who serves as President, CEO and CFO, are base salary, cash incentive compensation and stock options. The Company does not currently have any employment agreements with its officers.

The Company’s policy is to pay base salaries that are at, or near, the average base salary for similar companies. The Compensation and Stock Option Committee annually determines whether to recommend to the Board of Directors salary increases for the Company’s executive officer, which recommendation is based on her current salary and her individual performance during the past year. Other components of officer compensation are generally also reviewed annually.

The Compensation and Stock Option Committee annually determines whether to recommend that the Company’s executive officer receive a discretionary cash bonus for services rendered in the prior year. The recommendation is subject to the Compensation and Stock Option Committee’s discretion and is based upon an evaluation of the Company’s year-end financial statements. Company profitability is the underlying factor in the Compensation and Stock Option Committee’s determination of whether to recommend the annual bonus. The Board of Directors, pursuant to a recommendation by the Compensation and Stock Option Committee, awarded Ms. Majeski a discretionary cash bonus of $15,000 based on fiscal 2010 performance, which was paid in the 2011 fiscal year.

Stock options have historically been the third component of the Company’s compensation package for officers, including Ms. Majeski. Stock options are awarded to provide long-term incentives to align the objectives of officers with the interests of stockholders in maximizing long-term growth. In August 2010, the Company granted to Ms. Majeski options to purchase 5,000 shares of Company common stock at a purchase price of $5.01 per share. The option will be fully exercisable on August 6, 2011, and expires on August 6, 2020. The options were granted under the Company’s 2007 Employee Stock Option Plan, which provides that the option would be cancelled in its entirety if Ms. Majeski’s employment is terminated for cause or if, prior to vesting, Ms. Majeski resigns or her employment is terminated for any reason. If, following vesting but prior to expiration of the award, Ms. Majeski resigns or is terminated other than for cause, the option would be cancelled twelve months from the date of resignation or termination.

The Company also has a 401(k) Savings Plan which covers substantially all full-time employees, including officers and Ms. Majeski. Participating employees contribute to the 401(k) Savings Plan through salary reductions. The Company contributes a discretionary percentage of the 401(k) Savings Plan participants’ salary deferrals. The Company typically matches 25% of a participant’s contribution for every 1% that he or she contributes, up to 1% of the participant’s salary. Management of the 401(k) Savings Plan assets is currently vested with American United Life of Indianapolis, Indiana. Vesting of participants is 20% per year of employment until 100% vested after six years.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to Carrie Majeski, who has served as the Company’s President, CEO and CFO since October 18, 2007, and previously served as CFO from July of 2004 until her appointment as President and CEO. The Company has no other officers for whom compensation disclosure is required.

Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Option Awards(1) ($)	All Other Compensation ($)	Total Compensation ($)
Carrie Majeski,	2010	120,000	15,000	25,001	0	160,001

President, CEO & CFO	2009	117,000	0	0	0	117,000

(1)
Represents the grant date fair value of options awarded during the fiscal year ended November 30, 2010, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, under the 2007 Employee Stock Option Plan. Please refer to Note 10 of the financial statements included in our 2010 Annual Report on Form 10-K for a discussion of the assumptions made in the valuation of these stock options.

Outstanding Equity Awards at 2010 Fiscal Year-End

As of the fiscal year ended November 30, 2010, Carrie Majeski, our President, CEO and CFO, held outstanding stock options to purchase a total of 33,000 shares of common stock of the Company. The options have vested or will vest as described in the footnotes to the table below. These options were granted on October 1, 2007, February 1, 2008, and August 6, 2010 pursuant to the 2007 Employee Stock Option Plan. The following table sets forth the number of shares underlying these outstanding stock options and the exercise price and expiration date of such options:

	OPTION AWARDS
Name and Position and Option Grant Date	Number of Securities Underlying Unexercised Options, Number Exercisable (#)	Number of Securities Underlying Unexercised Options, Number Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Carrie Majeski, President, CEO & CFO (October 1, 2007)	16,000 (1)	--	10.57	October 1, 2017

Carrie Majeski, President, CEO & CFO (February 1, 2008)	12,000 (2)	--	13.38	February 1, 2018

Carrie Majeski, President, CEO & CFO (August 6, 2010)	--	5,000 (3)	$5.01	August 6, 2020

(1)	These options vested as follows: exercisable as to 4,000 shares on each of October 1, 2007; April 1, 2008; October 1, 2008; and April 1, 2009.

(2)	These options vested as follows: exercisable as to 4,000 shares on each of April 1, 2008; October 1, 2008; and April 1, 2009.

(3)	The options vest in full on August 6, 2011.

DIRECTOR COMPENSATION

The Company did not have a written director compensation plan during the 2010 fiscal year. Each director received a cash retainer for his service as a director, with no committee or attendance fees. This compensation was paid quarterly. In addition, each director was reimbursed for out-of-pocket expenses to attend all Board meetings and perform other services as Board members. Director compensation is generally reviewed annually and adjustments may be adopted by the Board of Directors.

For fiscal year 2010, each director, other than the Executive Chairman of the Board and Executive Vice Chairman of the Board, received annual compensation totaling $30,000. Our Executive Chairman of the Board, J. Ward McConnell, Jr., received a cash retainer fee of $150,000 for fiscal year 2010. Our Executive Vice Chairman of the Board, Marc. H. McConnell, received a cash retainer fee of $58,000 for fiscal year 2010. In January 2011, the Board of Directors also approved discretionary cash bonuses of $100,000 and $15,000 to J. Ward McConnell, Jr. and Marc H. McConnell, respectively, in recognition of services rendered and Company performance during fiscal 2010.

In addition, the Board has approved annual grants of fully-vested non-qualified stock options to purchase 2,000 shares of common stock, pursuant to the 2007 Non-Employee Directors’ Stock Option Plan.  In fiscal year 2010, the annual director stock option grant was made on April 29, 2010.

Director Compensation Table for 2010 Fiscal Year

Our directors received the following compensation for the 2010 fiscal year:

Director Name	Fees Earned or Paid in Cash ($)		Stock Option Awards(1) ($)	All Other Compensation ($)	Total Compensation ($)
Thomas E. Buffamante	30,000		12,360	0	42,360
David R. Castle	30,000		12,360	0	42,360
Fred W. Krahmer	30,000		12,360	0	42,360
James Lynch	30,000		12,360	0	42,360
Douglas McClellan	30,000		12,360	0	42,360
J. Ward McConnell, Jr.	250,000	(2)	12,360	0	262,360
Marc H. McConnell	73,000	(3)	12,360	0	85,360

(1)
Represents the grant date fair value of options awarded during the fiscal year ended November 30, 2010, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. Non-qualified options to purchase 2,000 shares of common stock were granted to each director on April 29, 2010 pursuant to the 2007 Non-Employee Directors’ Stock Option Plan. Please refer to Note 10 of the financial statements included in our 2010 Annual Report on Form 10-K for a discussion of the assumptions made in the valuation of the stock options. At fiscal year end the aggregate number of option awards outstanding for each non-employee director then serving as a director was as follows: J. Ward McConnell, Jr., 4,000; Fred Krahmer, 4,000; Douglas McClellan, 8,000; Marc McConnell, 2,000; David Castle, 8,000; James Lynch, 2,000; and Thomas Buffamante, 6,000.

(2)	Includes a $150,000 retainer and a discretionary cash bonus of $100,000 in recognition of services rendered and Company performance during the Company’s 2010 fiscal year.
(3)	Includes a $58,000 retainer and a discretionary cash bonus of $15,000 in recognition of services rendered and Company performance during the Company’s 2010 fiscal year.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning the Art’s-Way Manufacturing Co., Inc. 2007 Employee Stock Option Plan and the Art’s-Way Manufacturing Co., Inc. 2007 Non-Employee Directors’ Stock Option Plan as of November 30, 2010.

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining vailable for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	165,000	$6.18	44,000
Equity compensation plans not approved by security holders	0	N/A	0
Totals	165,000	$6.18	44,000

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

J. Ward McConnell, Jr. provides services to the Company in his role as Executive Chairman. As compensation for services provided during the 2010 fiscal year, Mr. McConnell received Board retainer fees of $150,000 paid during 2010. Mr. McConnell also received a discretionary cash bonus of $100,000 in January 2011 for services rendered and Company performance during the Company’s 2010 fiscal year. Mr. McConnell was paid a $150,000 retainer fee during fiscal 2009 for his services provided during the 2009 fiscal year.

During the third fiscal quarter of 2010, Adamson Global Technology division of McConnell Holdings, Inc. (a corporation owned by J. Ward McConnell, Jr. and operated by Marc H. McConnell) paid $250,000 to Art’s-Way Vessels, Inc., a subsidiary of Art’s-Way Manufacturing Co, Inc., to purchase pressurized vessels on terms consistent with an arm’s-length transaction.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and directors, the following directors and officers did not timely file reports of ownership and changes in ownership with the SEC: David R. Castle, a director, filed a Form 4 on May 4, 2010 when it was due May 3, 2010; Amber Murra, our former Director of Finance, filed a Form 4 on October 19, 2010 when it was due August 10, 2010; Carrie Majeski, our chief executive officer filed a Form 4 on October 20, 2010 when it was due August 10, 2010 and Jason Feucht, our Director of Finance, filed a Form 3 on February 4, 2011 when it was due on February 3, 2011.

OTHER INFORMATION

Management knows of no other matters which may be brought before the 2011 Annual Meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders in the enclosed proxy card will vote thereon in accordance with their best judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s Annual Report to security holders on Form 10-K, including the Company’s financial statements and the notes thereto for the fiscal year ended November 30, 2010, accompanies the delivery of this Proxy Statement. The Annual Report on Form 10-K is not part of the soliciting material.

We will provide a copy of Exhibits to the 10-K upon written request and payment of specified fees. The written request for such Form 10-K and/or Exhibits should be directed to Carrie Majeski, President and Chief Executive Officer of Art’s-Way Manufacturing Co., Inc. at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of common stock in the Company on March 4, 2011. The fiscal year 2010 Annual Report on Form 10-K complete with exhibits and the Proxy Statement are also available at no cost through the EDGAR database available from the SEC’s internet site (www.sec.gov), and on our website at http://www.artsway-mfg.com/investor-relations/.

ANNUAL MEETING OF STOCKHOLDERS OF

ART'S-WAY MANUFACTURING CO., INC.

Thursday, April 28, 2011

10:00 a.m. Central Time

5556 Highway 9

Armstrong, IA 50514-0288

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730300000000001000 8 042811

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND "FOR" NOS. PROPOSAL 2 AND 3.
THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following seven nominees to the Company's Board of Directors to serve as directors each for a term of one year.

NOMINEES:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

- ○ J. Ward McConnell, Jr.
- ○ Marc H. McConnell
- ○ David R. Castle
- ○ Thomas E. Buffamante
- ○ Fred W. Krahmer
- ○ James Lynch
- ○ Douglas McClellan

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Approve the 2011 Equity Incentive Plan	☐	☐	☐
3. To ratify the selection of Eide Bailly LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2011	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Please indicate if you plan to attend this meeting: ☐

Signature of Stockholder __________ Date: __________ Signature of Stockholder __________ Date __________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ART'S-WAY MANUFACTURING CO., INC.

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 28, 2011

Your shares of stock will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" each of the nominees for Director and "FOR" Proposal Nos. 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint J. Ward McConnell, Jr. and David R. Castle, and each of them, with full power of substitution, as proxies to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. None of the proposals listed on the reverse side are related to or conditioned upon the approval of any other prorpsoal.

Attendance at the 2011 Annual Meeting or any adjournments thereof will not be deemed to revoke this proxy unless the undersigned revokes this proxy in writing

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

14475

Appendix I

ART’S-WAY MANUFACTURING CO., INC.
2011 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

  As used herein, the following terms shall have the meanings indicated below:

(a)           “Administrator” shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board, as the case may be.

(b)           “Affiliate(s)” shall mean a Parent or Subsidiary of the Company.

(c)           “Agreement” shall mean the written agreement entered into by the Participant and the Company evidencing the grant of an Award.  Each Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant.

(d)           “Award” shall mean any grant pursuant to this Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right, or Performance Award.

(e)           “Change of Control” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below.  For purposes of this definition, a person, entity or group shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(i)           Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (B) solely because the level of Ownership held by any person, entity or group (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control shall be deemed to occur;

(ii)           There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)           There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(e)(iii), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

(iv)           Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For the avoidance of doubt, the term “Change of Control” shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.  To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(f)           “Close of Business” of a specified day shall mean 5:00 p.m., Central Time, without regard to whether such day is a Saturday, Sunday, bank holiday, or other day on which no business is conducted.

2

(g)          “Committee” shall mean a Committee of two or more Directors who shall be appointed by and serve at the pleasure of the Board.  To the extent necessary for compliance with Rule 16b-3, each of the members of the Committee shall be a “non-employee director.”  Solely for purposes of this Section 1(g), “non-employee director” shall have the same meaning as set forth in Rule 16b-3.

(h)           “Common Stock” shall mean the common stock of the Company (subject to adjustment as provided in Section 14 of this Plan).

(i)           The “Company” shall mean Art’s-Way Manufacturing Co., Inc., a Delaware corporation.

(j)           “Consultant” shall mean any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services; provided, however, that no person shall be considered a Consultant for purposes of the Plan unless such Consultant is a natural person, renders bona fide services to the Company or any Affiliate, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.  For purposes of this plan, “Consultant” shall also include a director of an Affiliate who is compensated for services as a director.

(k)           “Director” shall mean a member of the Board of Directors of the Company.

(l)           “Effective Date” shall mean the date the Board of Directors of the Company adopts the Plan.

(m)           “Employee” shall mean a common-law employee of the Company or any Affiliate, including “officers” as defined by Section 16 of the Exchange Act; provided, however, that service solely as a Director or Consultant, regardless of whether a fee is paid for such service, shall not cause a person to be an Employee for purposes of the Plan.

(n)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(o)           “Fair Market Value” of specified stock as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to Common Stock.

3

(p)          “Incentive Stock Option” shall mean an option granted pursuant to Section 8 of this Plan that is intended to satisfy the provisions of Code Section 422, or any successor provision.

(q)           The “Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(r)           “Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

(s)           “Nonqualified Stock Option” shall mean an option granted pursuant to Section 9 of this Plan or an option (or portion thereof) that does not qualify as an Incentive Stock Option.

(t)           “Parent” shall mean any parent corporation of the Company within the meaning of Code Section 424(e), or any successor provision.

(u)           “Participant” shall mean an Employee to whom an Incentive Stock Option has been granted or an Employee, a Director, or a Consultant to whom a Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Stock Appreciation Right has been granted.

(v)           “Performance Award” shall mean any Performance Shares or Performance Cash Units granted pursuant to Section 12 of this Plan.

(w)           “Performance Objective(s)” shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan.

(x)           “Performance Period” shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

(y)           “Performance Share” shall mean any grant of an Award pursuant to Section 12 of this Plan, the value of which, if any, shall be paid to a Participant by delivery of shares of Common Stock upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(z)           “Performance Cash Unit” shall mean any grant of an Award pursuant to Section 12 of this Plan, the value of which, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(aa)           The “Plan” means the Art’s-Way Manufacturing Co., Inc. 2011 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

4

(bb)          “Prior Plan(s)” shall mean the Company’s 2007 Non-Employee Directors’ Stock Option Plan and/or 2007 Employee Stock Option Plan.

(cc)           “Restricted Stock Award” shall mean any grant of restricted shares of Common Stock pursuant to Section 10 of this Plan.

(dd)           “Restricted Stock Unit Award” shall mean any grant of any restricted stock units pursuant to Section 11 of this Plan.

(ee)           “Rule 16b-3” shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

(ff)           “Stock Appreciation Right” shall mean a grant pursuant to Section 13 of this Plan.

(gg)           A “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Code Section 424(f), or any successor provision.

SECTION 2.
PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree.  It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and Stock Appreciation Rights.

SECTION 3.
EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall be effective on the Effective Date; provided, however, that adoption of this Plan shall be and is expressly subject to the condition of approval by the stockholders of the Company within twelve (12) months before or after the Effective Date.  Notwithstanding anything in this Plan to the contrary, until stockholder approval of the Plan is obtained in accordance with applicable stock exchange listing standards, no Awards other than Options may be granted and no Options may be made exercisable.

If stockholder approval is not obtained within the twelve (12) month period referenced in this Section 3, this Plan and all Awards granted after the Effective Date shall be null and void,  except that the grant of an Option shall be deemed to be a grant of a Nonqualified Stock Option under the applicable Prior Plan (without regard to whether the grant was intended to be an Incentive Stock Option.)

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The Administrator may grant Awards pursuant to the Plan from time to time until the Administrator discontinues or terminates the Plan; provided, however, that in no event may Incentive Stock Options be granted pursuant to the Plan after the earlier of (i) the date the Administrator discontinues or terminates the Plan or (ii) the Close of Business on the day immediately preceding the tenth anniversary of the Effective Date.

SECTION 4.
ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”); provided, however, that the Board may delegate some or all of the administration of the Plan to a Committee or Committees.  The Board and any Committee appointed by the Board to administer the Plan are collectively referred to in this Plan as the “Administrator.”

Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award.  The Administrator shall have full power and authority to administer and interpret the Plan; to make and amend rules, regulations and guidelines for administering the Plan; to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant); and to make all other determinations necessary or advisable for the administration of the Plan, including to correct any defect, omission or inconsistency in the Plan or any Agreement, to the extent permitted by law and this Plan.  The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.  In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

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SECTION 5.
PARTICIPANTS

The Administrator may grant Awards under this Plan to any Employee, Director, or Consultant; provided, however, that only Employees are eligible to receive Incentive Stock Options.  In designating Participants, the Administrator shall also determine the number of shares or cash units to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award.   The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.   The power of the Administrator under this Section 5 shall be exercised from time to time in the sole discretion of the Administrator and without approval by the stockholders.

SECTION 6.
STOCK

The stock to be awarded or optioned under this Plan shall consist of authorized but unissued or reacquired shares of Common Stock.  Subject to Section 14 of this Plan, the maximum aggregate number of shares of Common Stock reserved and available for Awards under the Plan is Five Hundred Thousand (500,000), which shall include (i) any shares of Common Stock that, as of the Effective Date, are authorized for issuance under the Prior Plans but have not been issued and are not subject to outstanding options, and (ii) any shares of Common Stock subject to any option (or portion thereof) outstanding under the Prior Plans on the Effective Date which, for any reason, expires, is forfeited, or is terminated prior to exercise, or which is surrendered or withheld to satisfy the exercise price or any withholding obligations of such option.  The maximum aggregate number of shares of Common Stock that may be issued through Incentive Stock Options shall also be Five Hundred Thousand (500,000).

The following shares of Common Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires or is forfeited for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Common Stock used to pay the exercise price under any Award, (v) shares of Common Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (vi) shares of Common Stock covered by an Award to the extent the Award is settled in cash.

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SECTION 7.
PAYMENT OF OPTION EXERCISE PRICE

Upon exercise of an option, Participants may pay the exercise price of an Option (i) in cash, or with a personal check, certified check, or other cash equivalent, (ii) by the surrender by the Participant to the Company of previously acquired unencumbered shares of Common Stock (through physical delivery or attestation), (iii) through the withholding of shares of Common Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, (v) such other form of payment as may be authorized by the Administrator, or (vi) by a combination thereof.  In the event the Participant elects to pay the exercise price, in whole or in part, with previously acquired shares of Common Stock or through a net share settlement, the then-current Fair Market Value of the stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner.

The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant.  “Previously acquired shares of Common Stock” means shares of Common Stock which the Participant owns on the date of exercise (or for such other period of time, if any, as may be required by generally accepted accounting principles or any successor principles applicable to the Company).

With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 8.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each Incentive Stock Option shall be evidenced by an Incentive Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

(a)           Number of Shares and Exercise Price.  The Incentive Stock Option Agreement shall state the total number of shares covered by the Incentive Stock Option.  Except as permitted by Code Section 424(a), or any successor provision, the exercise price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Incentive Stock Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Incentive Stock Option.  The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

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(b)           Exercisability and Term of Incentive Stock Options.  The Incentive Stock Option Agreement shall state when the Incentive Stock Option becomes exercisable (i.e. “vests”).  The Participant may exercise the Incentive Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof).  Notwithstanding anything in this Plan or the Agreement to the contrary, the Participant may not exercise an Incentive Stock Option after the maximum term of such Option, as such term is specified in the Incentive Stock Option Agreement.  Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)           No Rights as Stockholder.  A Participant (or the Participant’s successors) shall have no rights as a stockholder with respect to any shares covered by a Incentive Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”).  Except as provided in Section 14 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)           Withholding.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an Incentive Stock Option or a “disqualifying disposition” of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b) or require the Participant to remit an amount sufficient to satisfy such withholding requirements, or any combination thereof.  In the event the Participant is required under the Incentive Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition.  In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

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(e)           Vesting Limitation.  Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other “incentive stock option” plans of the Company or any Affiliate, including the Prior Plans, shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 8(e), such acceleration shall be of full force and effect but the number of shares of Common Stock that exceed such limit shall be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 8(e) shall be applied to all outstanding Incentive Stock Options under the Plan and any other “incentive stock option” plans of the Company or any Affiliate in chronological order according to the dates of grant.

(f)           Other Provisions.  The Incentive Stock Option Agreement authorized under this Section 8 shall contain such other provisions as the Administrator shall deem advisable.  Any such Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Incentive Stock Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

SECTION 9.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each Nonqualified Stock Option shall be evidenced by a Nonqualified Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

(a)           Number of Shares and Exercise Price.  The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option.  Unless otherwise determined by the Administrator, the exercise price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Nonqualified Stock Option.

(b)           Term and Exercisability of Nonqualified Stock Options.  The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable (i.e. “vests”).  The Participant may exercise the Nonqualified Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof); provided, however, that the Participant may not exercise a Nonqualified Stock Option after the maximum term of such Option, as such term is specified in the Nonqualified Stock Option Agreement.

The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

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(c)           No Rights as Stockholder.  A Participant (or the Participant’s successors) shall have no rights as a stockholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”).  Except as provided in Section 14 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)           Withholding.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a Nonqualified Stock Option, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Nonqualified Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise.  In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e)           Other Provisions.  The Nonqualified Stock Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 10.
RESTRICTED STOCK AWARDS

Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a)           Number of Shares.  The Restricted Stock Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Award.

(b)           Risks of Forfeiture.  The Restricted Stock Award Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Common Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse.  The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

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(c)           Issuance of Shares; Rights as Stockholder.  Except as provided below, the Company shall cause a stock certificate to be issued and shall deliver such certificate to the Participant or hold such certificate in a manner determined by the Administrator in its sole discretion; provided, however, that in lieu of a stock certificate, the Company may evidence the issuance of shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion).  The Company shall cause a legend or notation to be placed on such certificate or book entry describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Award Agreement and providing for the cancellation and, if applicable, return of such certificate or book entry if the shares of Common Stock subject to the Restricted Stock Award are forfeited.

Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a stockholder with respect to such shares.

(d)           Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Restricted Stock Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Award.  In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)           Other Provisions.  The Restricted Stock Award Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

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SECTION 11.
RESTRICTED STOCK UNIT AWARDS

Each Restricted Stock Unit Award shall be evidenced by a Restricted Stock Unit Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a)           Number of Shares.  The Restricted Stock Unit Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Unit Award.

(b)           Vesting.  The Restricted Stock Unit Award Agreement shall set forth the period over which the Restricted Stock Unit Award may become vested and/or the conditions, including conditions based on Performance Objectives, to which such vesting is subject.  The Administrator may, in its sole discretion, accelerate the vesting of any Restricted Stock Unit Award.

(c)           Issuance of Shares; Rights as Stockholder. The Participant shall be entitled to payment of the Restricted Stock Unit Award as the units subject to such Award vest.  The Administrator may, in its sole discretion, pay Restricted Stock Units in cash, shares of Common Stock or any combination thereof.  If payment is made in shares of Common Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant’s name and shall deliver such certificates to the Participant in satisfaction of such units; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion).  Until the units subject to the Restricted Stock Unit Award have vested, the Participant shall not be entitled to vote any shares of stock which may be acquired through the Award, shall not receive any dividends attributable to such shares, and shall not have any other rights as a stockholder with respect to such shares.

(d)           Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Unit Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Restricted Stock Unit Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Unit Award.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Unit Award.  In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

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(e)           Other Provisions.  The Restricted Stock Unit Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
PERFORMANCE AWARDS

Each Performance Award shall be evidenced by a Performance Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a)           Awards.  Performance Awards may be in the form of Performance Cash Units or Performance Shares.  Performance Cash Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.  Performance Shares shall consist of shares of Common Stock or other Awards denominated in shares of Common Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

(b)           Performance Objectives, Performance Period and Payment by the Company.  The Performance Award Agreement shall set forth:

  (i)             the number of Performance Cash Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Cash Unit;

  (ii)            one or more Performance Objectives established by the Administrator and the method for measuring performance;

  (iii)           the Performance Period over which Performance Cash Units or Performance Shares may be earned or may become vested;

  (iv)           the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

  (v)            the date upon which payment of Performance Cash Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

(c)           Withholding Taxes.  The Company or its Affiliates shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Performance Award.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.  In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

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(d)           No Rights as Stockholder.  A Participant (or the Participant’s successors) shall have no rights as a stockholder with respect to any shares covered by a Performance Shares Award until the date of the issuance of a stock certificate evidencing such shares (after such Award has vested); provided, however, that in lieu of a stock certificate, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion).  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made, except as otherwise provided in Section 14 of the Plan.

(e)           Other Provisions.  The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.
STOCK APPRECIATION RIGHTS

Each Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Agreement, which shall comply with and be subject to the following terms and conditions:

(a)           Awards.  A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Common Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date of such exercise, over (ii) a specified exercise price.  The number of shares and the exercise price of the Stock Appreciation Right shall be determined by the Administrator on the date of grant.  Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Common Stock on the date of grant of the Stock Appreciation Right.  A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

(b)           Term and Exercisability.  The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable (i.e. “vests”).  The Participant may exercise the Stock Appreciation Right, in full or in part, upon or after the vesting date of such Stock Appreciation Right (or portion thereof); provided, however, that the Participant may not exercise a Stock Appreciation Right after the maximum term of such Stock Appreciation Right, as such term is specified in the Stock Appreciation Right Agreement.

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The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant.  If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

(c)           Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise.  In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(d)           No Rights as Stockholder.  A Participant (or the Participant’s successors) shall have no rights as a stockholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion).  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made (except as otherwise provided in Section 14 of the Plan).

(e)           Other Provisions.  The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3.

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SECTION 14.
RECAPITALIZATION, EXCHANGE,
LIQUIDATION, OR CHANGE OF CONTROL

(a)           In General.  In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, other than due to conversion of the convertible securities of the Company, the Administrator may, in its sole discretion, adjust the class and number of shares of stock reserved under Section 6 of this Plan, the class and number of shares of stock covered by each outstanding Award, and, if and as applicable, the exercise price per share of each outstanding Award to reflect such change.  Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

(b)           Liquidation.  Unless otherwise provided in the Agreement evidencing an Award, in the event of a dissolution or liquidation of the Company, the Administrator may provide for one or both of the following:

(i)            the acceleration of the exercisability of any or all outstanding Options or Stock Appreciation Rights, the vesting and payment of any or all Performance Awards or Restricted Stock Unit Awards, or the lapsing of the risks of forfeiture on any or all Restricted Stock Awards; provided, however, that no such acceleration, vesting or payment shall occur if the acceleration, vesting or payment would violate the requirements of Code Section 409A; or

(ii)           the complete termination of this Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case immediately prior to the completion of such a dissolution or liquidation.

(c)           Change of Control.  Unless otherwise provided in the Agreement evidencing an Award, in the event of a Change of Control, the Administrator may provide for one or more of the following:

(i)            the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all Awards (or portions thereof);

(ii)           the complete termination of this Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control;

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(iii)          that the entity succeeding the Company by reason of such Change of Control, or the parent of such entity, shall assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the Change of Control or substitute for any or all such Awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations;

(iv)          that Participants holding outstanding Awards shall become entitled to receive, with respect to each share of Common Stock subject to such Award (whether vested or unvested, as determined by the Administrator pursuant to subsection (c)(i) hereof) as of the effective date of any such Change of Control, cash in an amount equal to (1) for Participants holding Options or Stock Appreciation Rights, the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control over the exercise price per share of Options or Stock Appreciation Rights; or (2) for Participants holding Awards other than Options or Stock Appreciation Rights, the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control.

The Administrator need not take the same action with respect to all Awards (or portions thereof) or with respect to all Participants.  In addition, the Administrator may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation.  The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 15.
NON-TRANSFERABILITY

Except as expressly provided in this Plan or an Agreement, no Award shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution.  If the Participant shall attempt any transfer of any Award, such transfer shall be void and the Award shall terminate.

Notwithstanding anything in this Section 15 to the contrary, Non-Qualified Stock Options shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution.  In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Option to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

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SECTION 16.
INVESTMENT PURPOSE AND SECURITIES COMPLIANCE

No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements.  As a condition to the issuance of Common Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any Option or the issuance of Common Stock to a Participant, the Participant agrees to the following:

 (a)            In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, the Participant will execute any lock-up agreement the Company and the underwriter(s) deem necessary or appropriate, in their sole discretion, in connection with such public offering.

 (b)            In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of outstanding Awards so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised or remove the risks of forfeiture to which the Award is subject, provided that the Company gives Participant prior written notice of such acceleration or removal, and (ii) to cancel any outstanding Awards (or portions thereof) which Participant does not exercise prior to or contemporaneously with such public offering.

 (c)            In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 16.

The Company shall not be required to register or maintain the registration of the Plan, any Award, or any Common Stock issued or issuable pursuant to the Plan under the Securities Act of 1933 or any other applicable securities laws.  If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall not be liable for the failure to issue and sell Common Stock upon the exercise, vesting, or lapse of restrictions of forfeiture of an Award unless and until such authority is obtained.  A Participant shall not be eligible for the grant of an Award or the issuance of Common Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.

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SECTION 17.
AMENDMENT OF THE PLAN

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such suspension, termination, revision, or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such suspension, termination, revision, or amendment to the material detriment of the Participant without the consent of the Participant.  Notwithstanding the foregoing, except as provided in Section 14 of this Plan, to the extent required by applicable law or regulation, the Board may not, without stockholder approval, revise or amend the Plan (i) to materially increase the number of shares subject to the Plan, (ii) to change the designation of Participants, including the class of Employees, eligible to receive Awards, (iii) to decrease the price at which Options or Stock Appreciation Rights may be granted, (iv) to cancel Options or Stock Appreciation Rights that have an exercise price in excess of the Fair Market Value of the Common Stock, (v) to materially increase the benefits accruing to Participants under the Plan, or (vi) in any manner that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422.

To the extent applicable, this Plan and all Agreements shall be interpreted in accordance with the requirements of Code Sections 409A and 422 and the regulations, notices, and other guidance of general applicability issued thereunder.  Furthermore, notwithstanding anything in the Plan or any Agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.

SECTION 18.
NO OBLIGATION TO EXERCISE OPTION;
NO EMPLOYMENT OR OTHER SERVICE RIGHTS

The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right.  Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

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SECTION 19.
MISCELLANEOUS

(a)            Issuance of Shares.  The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

(b)            Choice of Law.  The law of the state of Delaware shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to that state’s conflict of laws rules.

(c)            Severability.  In the event that any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(d)            No Duty to Notify.  The Company shall have no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award.  In addition, the Company has no duty or obligation to minimize the tax consequences of an Award to the Participant.